                                                                    Exhibit 99.1



                              PHOTON DYNAMICS, INC.

            QUARTERLY CONSOLIDATED RESULTS OF OPERATIONS (UNAUDITED)

                              CONTINUING OPERATIONS

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                      QUARTER ENDED
                                                       -----------------------------------------------------------------------------
                                                         DEC. 31    MAR. 31    JUN. 30   SEPT. 30    DEC. 31    MAR. 31    JUN. 30
                                                           2000      2001       2001       2001       2001       2002       2002
                                                           ----      ----       ----       ----       ----       ----       ----
Revenue                                                 $ 15,429   $ 12,700   $  6,969   $  3,221   $  9,172   $ 12,250   $ 14,965
Cost of revenue                                            8,295      6,990      4,724      2,530      5,780      6,397      7,690
                                                        --------   --------   --------   --------   --------   --------   --------
Gross margin                                               7,134      5,710      2,245        691      3,392      5,853      7,275
Operating Expenses:
   Research and development                                3,153      3,357      2,719      2,780      2,218      2,580      3,070
   Selling, general and administrative                     2,185      1,943      1,933      2,609      2,031      2,517      2,212
   Goodwill impairment charge                                 --         --         --         --         --         --         --
   Impairment of purchased intangible assets                  --         --         --         --         --         --         --
   Restructuring charges                                      --         --         --        976         --         --         --
   Acquired in-process research and development               --         --         --         --         --         --         --
   Amortization of intangible assets                          --         --         --         --         --         --         --
   Non-recurring acquisition charges                       1,429         --         --         --         --         --         --
                                                        --------   --------   --------   --------   --------   --------   --------
          Total operating expenses                         6,767      5,300      4,652      6,365      4,249      5,097      5,282
Income (loss) from operations                                367        410     (2,407)    (5,674)      (857)       756      1,993
Interest income and other, net                             1,680      1,577      1,066        685        522        639        903
                                                        --------   --------   --------   --------   --------   --------   --------
Income (loss) before income taxes and cumulative
  effect of a change in accounting principle               2,047      1,987     (1,341)    (4,989)      (335)     1,395      2,896
Provision for income taxes                                   518        191       (241)      (415)        --         --         --
                                                        --------   --------   --------   --------   --------   --------   --------
Income (loss) before cumulative effect of a change
  in accounting principle                                  1,529      1,796     (1,100)    (4,574)      (335)     1,395      2,896
Cumulative effect of a change in accounting
  principle, net of tax benefit                           (5,318)        --         --         --         --         --         --
                                                        --------   --------   --------   --------   --------   --------   --------
          Net income (loss) from continuing operations  $ (3,789)  $  1,796   $ (1,100)  $ (4,574)  $   (335)  $  1,395   $  2,896
                                                        ========   ========   ========   ========   ========   ========   ========
Net income (loss) per share from continuing operations
  before cumulative effect of change in accounting
  principle:

     Basic                                              $   0.12   $   0.14   $  (0.08)  $  (0.33)  $  (0.02)  $   0.09   $   0.17
     Diluted                                            $   0.11   $   0.13   $  (0.08)  $  (0.33)  $  (0.02)  $   0.08   $   0.16
Loss per share from cumulative effect of change
  in accounting principle, net of tax benefit
     Basic                                              $  (0.41)  $     --   $     --   $     --   $     --   $     --   $     --
                                                        --------   --------   --------   --------   --------   --------   --------
     Diluted                                            $  (0.41)  $     --   $     --   $     --   $     --   $     --   $     --
                                                        --------   --------   --------   --------   --------   --------   --------
Net income (loss) per share from continuing operations
     Basic                                              $  (0.29)  $   0.14   $  (0.08)  $  (0.33)  $  (0.02)  $   0.09   $   0.17
                                                        ========   ========   ========   ========   ========   ========   ========
     Diluted                                            $  (0.29)  $   0.13   $  (0.08)  $  (0.33)  $  (0.02)  $   0.08   $   0.16
                                                        ========   ========   ========   ========   ========   ========   ========
Weighted average number of shares
     Basic                                                12,965     12,972     13,014     13,705     13,929     15,746     17,031
     Diluted                                              13,614     13,659     13,014     13,705     13,929     16,788     17,999



RECONCILIATION OF NET INCOME (LOSS) FROM CONTINUING
 OPERATIONS TO NET INCOME (LOSS) AS REPORTED

Net income (loss) from continuing operations            $ (3,789)  $  1,796   $ (1,100)  $ (4,574)  $   (335)  $  1,395   $  2,896
Income (loss) from discontinued operations                (2,101)      (593)        69     (2,835)    (3,028)    (3,008)    (2,779)
                                                        --------   --------   --------   --------   --------   --------   --------
Net income (loss) as reported                           $ (5,890)  $  1,203   $ (1,031)  $ (7,409)  $ (3,363)  $ (1,613)  $    117
                                                        ========   ========   ========   ========   ========   ========   ========

RECONCILIATION OF EARNINGS (LOSS) PER SHARE FROM
 CONTINUING OPERATIONS TO EARNINGS (LOSS) PER
 SHARE AS REPORTED

Net income (loss) per share from continuing operations
     Basic                                              $  (0.29)  $   0.14   $  (0.08)  $  (0.33)  $  (0.02)  $   0.09   $   0.17
     Diluted                                            $  (0.29)  $   0.13   $  (0.08)  $  (0.33)  $  (0.02)  $   0.08   $   0.16
Loss per share from discontinued operations
     Basic                                              $  (0.16)  $  (0.05)  $   0.01   $  (0.21)  $  (0.22)  $  (0.19)  $  (0.16)
                                                        --------   --------   --------   --------   --------   --------   --------
     Diluted                                            $  (0.16)  $  (0.05)  $   0.01   $  (0.21)  $  (0.22)  $  (0.19)  $  (0.16)
                                                        --------   --------   --------   --------   --------   --------   --------
Net income (loss) per share as reported
     Basic                                              $  (0.45)  $   0.09   $  (0.08)  $  (0.54)  $  (0.24)  $  (0.10)  $   0.01
                                                        ========   ========   ========   ========   ========   ========   ========
     Diluted                                            $  (0.45)  $   0.09   $  (0.08)  $  (0.54)  $  (0.24)  $  (0.10)  $   0.01
                                                        ========   ========   ========   ========   ========   ========   ========

                                                                            QUARTER ENDED
                                                       ------------------------------------------------------
                                                        SEPT. 30    DEC. 31    MAR. 31    JUN. 30    SEPT. 30
                                                          2002       2002       2003       2003       2003
                                                          ----       ----       ----       ----       ----
Revenue                                                 $ 12,955   $ 19,162   $  9,058   $ 17,996   $ 20,980
Cost of revenue                                            5,932     11,569      7,909     11,789     12,804
                                                        --------   --------   --------   --------   --------
Gross margin                                               7,023      7,593      1,149      6,207      8,176
Operating Expenses:
   Research and development                                3,010      4,487      5,419      6,313      6,567
   Selling, general and administrative                     2,093      3,068      3,776      3,176      3,743
   Goodwill impairment charge                                 --         --         --         --     10,010
   Impairment of purchased intangible assets                  --         --         --         --      3,548
   Restructuring charges                                      --         --         --         --         --
   Acquired in-process research and development              410      1,849         --        625         --
   Amortization of intangible assets                          --        260        367        408        201
   Non-recurring acquisition charges                          --         --         --                    --
                                                        --------   --------   --------   --------   --------
          Total operating expenses                         5,513      9,664      9,562     10,522     24,069
Income (loss) from operations                              1,510     (2,071)    (8,413)    (4,315)   (15,893)
Interest income and other, net                               849        824        717        955        472
                                                        --------   --------   --------   --------   --------
Income (loss) before income taxes and cumulative
  effect of a change in accounting principle               2,359     (1,247)    (7,696)    (3,360)   (15,421)
Provision for income taxes                                    85         11         37          3          5
                                                        --------   --------   --------   --------   --------
Income (loss) before cumulative effect of a change
  in accounting principle                                  2,274     (1,258)    (7,733)    (3,363)   (15,426)
Cumulative effect of a change in accounting
  principle, net of tax benefit                               --         --         --         --         --
                                                        --------   --------   --------   --------   --------
          Net income (loss) from continuing operations  $  2,274   $ (1,258)  $ (7,733)  $ (3,363)  $(15,426)
                                                        ========   ========   ========   ========   ========


Net income (loss) per share from continuing operations before cumulative effect of change in accounting principle:

     Basic                                              $   0.13   $  (0.08)  $  (0.49)  $  (0.21)  $  (0.95)
     Diluted                                            $   0.13   $  (0.08)  $  (0.49)  $  (0.21)  $  (0.95)
Loss per share from cumulative effect of change
  in accounting principle, net of tax benefit
     Basic                                              $     --   $     --   $     --   $     --   $     --
                                                        --------   --------   --------   --------   --------
     Diluted                                            $     --   $     --   $     --   $     --   $     --
                                                        --------   --------   --------   --------   --------
Net income (loss) per share from continuing operations
     Basic                                              $   0.13   $  (0.08)  $  (0.49)  $  (0.21)  $  (0.95)
                                                        ========   ========   ========   ========   ========
     Diluted                                            $   0.13   $  (0.08)  $  (0.49)  $  (0.21)  $  (0.95)
                                                        ========   ========   ========   ========   ========
Weighted average number of shares
     Basic                                                16,991     16,156     15,944     16,003     16,176
     Diluted                                              17,446     16,156     15,944     16,003     16,176




RECONCILIATION OF NET INCOME (LOSS) FROM CONTINUING
 OPERATIONS TO NET INCOME (LOSS) AS REPORTED

Net income (loss) from continuing operations            $  2,274   $ (1,258)  $ (7,733)  $ (3,363)  $(15,426)
Income (loss) from discontinued operations               (19,217)   (23,760)   (15,280)    (5,607)        55
                                                        --------   --------   --------   --------   --------
Net loss as reported                                    $(16,943)  $(25,018)  $(23,013)  $ (8,970)  $(15,371)
                                                        ========   ========   ========   ========   ========

RECONCILIATION OF EARNINGS (LOSS) PER SHARE FROM
 CONTINUING OPERATIONS TO NET LOSS PER SHARE AS
 REPORTED

Net income (loss) per share from continuing operations
     Basic                                              $   0.13   $  (0.08)  $  (0.49)  $  (0.21)  $  (0.95)
     Diluted                                            $   0.13   $  (0.08)  $  (0.49)  $  (0.21)  $  (0.95)
Income (loss) per share from discontinued operations
     Basic                                              $  (1.13)  $  (1.47)  $  (0.96)  $  (0.35)  $   0.00
                                                        --------   --------   --------   --------   --------
     Diluted                                            $  (1.13)  $  (1.47)  $  (0.96)  $  (0.35)  $   0.00
                                                        --------   --------   --------   --------   --------
Net loss per share as reported
     Basic                                              $  (1.00)  $  (1.55)  $  (1.44)  $  (0.56)  $  (0.95)
                                                        ========   ========   ========   ========   ========
     Diluted                                            $  (1.00)  $  (1.55)  $  (1.44)  $  (0.56)  $  (0.95)
                                                        ========   ========   ========   ========   ========

                              PHOTON DYNAMICS, INC.

                    ANNUAL CONSOLIDATED RESULTS OF OPERATIONS

                              CONTINUING OPERATIONS

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                   YEAR ENDED SEPTEMBER 30
                                                            -------------------------------------
                                                              2001           2002         2003
                                                              ----           ----         ----
Revenue                                                     $ 38,319      $ 49,342      $ 67,196
Cost of revenue                                               22,539        25,799        44,071
                                                            --------      --------      --------
Gross margin                                                  15,780        23,543        23,125
Operating Expenses:
   Research and development                                   12,009        10,878        22,786
   Selling, general and administrative                         8,670         8,853        13,763
   Goodwill impairment charge                                     --            --        10,010
   Impairment of purchased intangible assets                      --            --         3,548
   Restructuring charges                                         976            --            --
   Acquired in-process research and development                   --           410         2,474
   Amortization of intangible assets                              --            --         1,236
   Non-recurring acquisition charges                           1,429            --            --
                                                            --------      --------      --------
          Total operating expenses                            23,084        20,141        53,817
Income (loss) from operations                                 (7,304)        3,402       (30,692)
Interest income and other, net                                 5,008         2,913         2,968
                                                            --------      --------      --------
Income (loss) before income taxes and cumulative
  effect of a change in accounting principle                  (2,296)        6,315       (27,724)
Provision for income taxes                                        53            85            56
                                                            --------      --------      --------
Income (loss) before cumulative effect of a change
  in accounting principle                                     (2,349)        6,230       (27,780)
Cumulative effect of a change in accounting
  principle, net of tax benefit                               (5,318)           --            --
                                                            --------      --------      --------
          Net income (loss) from continuing operations      $ (7,667)     $  6,230      $(27,780)
                                                            ========      ========      ========

Net income (loss) per share from continuing operations
   before cumulative effect of change in accounting
   principle:
     Basic                                                  $  (0.18)     $   0.39      $  (1.73)
     Diluted                                                $  (0.18)     $   0.37      $  (1.73)
Loss per share from cumulative effect of change
  in accounting principle, net of tax benefit
     Basic                                                  $  (0.40)     $     --      $     --
                                                            --------      --------      --------
     Diluted                                                $  (0.40)     $     --      $     --
                                                            --------      --------      --------
Net income (loss) per share from continuing operations
     Basic                                                  $  (0.58)     $   0.39      $  (1.73)
                                                            ========      ========      ========
     Diluted                                                $  (0.58)     $   0.37      $  (1.73)
                                                            ========      ========      ========
Weighted average number of shares
     Basic                                                    13,165        15,923        16,089
     Diluted                                                  13,165        16,791        16,089




RECONCILIATION OF NET INCOME (LOSS) FROM CONTINUING
 OPERATIONS TO NET LOSS AS REPORTED

Net income (loss) from continuing operations                $ (7,667)     $  6,230      $(27,780)
Loss from discontinued operations                             (5,460)      (28,032)      (44,592)
                                                            --------      --------      --------
Net loss as reported                                        $(13,127)     $(21,802)     $(72,372)
                                                            ========      ========      ========



RECONCILIATION OF EARNINGS (LOSS) PER SHARE FROM
 CONTINUING OPERATIONS TO NET LOSS PER SHARE AS REPORTED

Net income (loss) per share from continuing operations
     Basic                                                  $  (0.58)     $   0.39      $  (1.73)
     Diluted                                                $  (0.58)     $   0.37      $  (1.73)
Loss per share from discontinued operations
     Basic                                                  $  (0.41)     $  (1.76)     $  (2.77)
                                                            --------      --------      --------
     Diluted                                                $  (0.41)     $  (1.76)     $  (2.77)
                                                            --------      --------      --------
Net loss per share as reported
     Basic                                                  $  (1.00)     $  (1.37)     $  (4.50)
                                                            ========      ========      ========
     Diluted                                                $  (1.00)     $  (1.37)     $  (4.50)
                                                            ========      ========      ========